CUSIP No. 85209E109	13D	Page 23 of 24 Pages

Exhibit A

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned persons agree and consent to the joint filing on their behalf of the Statement on Schedule 13D, including any amendments thereto, in connection with shares of common stock of Spruce Biosciences, Inc., and that this agreement shall be included as an Exhibit to Schedule 13D. Each of the undersigned agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained in the Schedule 13D and any amendments thereto.

IN WITNESS WHEREOF, the parties have executed this Joint Filing Agreement on October 23, 2020.

RiverVest Venture Fund III, L.P.			RiverVest Venture Fund III (Ohio), L.P.

By:	RiverVest Venture Partners III, L.P.,		By:	RiverVest Venture Partners III (Ohio), LLC,
	its general partner			its general partner
By:	RiverVest Venture Partners III, LLC,		By:	RiverVest Venture Partners III, L.P.,
	its general partner			its sole member
			By:	RiverVest Venture Partners III, LLC,
By:	/s/ Jay Schmelter			its general partner
	Name:	Jay Schmelter
	Title:	Member	By:	/s/ Jay Schmelter
				Name:	Jay Schmelter
				Title:	Member

RiverVest Venture Partners III (Ohio), LLC			RiverVest Venture Partners III, L.P.

By:	RiverVest Venture Partners III, L.P.,		By:	RiverVest Venture Partners III, LLC,
	its sole member			its general partner
By:	RiverVest Venture Partners III, LLC,
	its general partner		By:	/s/ Jay Schmelter
				Name:	Jay Schmelter
By:	/s/ Jay Schmelter			Title:	Member
	Name:	Jay Schmelter
	Title:	Member

RiverVest Venture Partners III, LLC			RiverVest Venture Fund IV, L.P.

By:	/s/ Jay Schmelter		By:	RiverVest Venture Partners IV, L.P.,
	Name:	Jay Schmelter		its general partner
	Title:	Member	By:	RiverVest Venture Partners IV, LLC,
its general partner

			By:	/s/ Jay Schmelter
				Name:	Jay Schmelter
				Title:	Member

[Signature Page to Joint Filing Agreement]

CUSIP No. 85209E109	13D	Page 24 of 24 Pages

RiverVest Venture Partners IV, L.P.			RiverVest Venture Partners IV, LLC

By:	RiverVest Venture Partners IV, LLC,		By:	/s/ Jay Schmelter
	its general partner			Name:	Jay Schmelter
				Title:	Member
By:	/s/ Jay Schmelter
	Name:	Jay Schmelter
	Title:	Member

/s/ John P. McKearn, Ph.D.	/s/ Jay Schmelter
John P. McKearn, Ph.D.	Jay Schmelter

/s/ Thomas C. Melzer	/s/ Niall O’Donnell, Ph.D.
Thomas C. Melzer	Niall O’Donnell, Ph.D.

[Signature Page to Joint Filing Agreement]